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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

POGO PRODUCING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-7792 (Commission File Number)	74-1659398 (IRS Employer Identification No.)
5 Greenway Plaza, Suite 2700 Houston, Texas 77046-0504 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (713) 297-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On March 21, 2005, Pogo Producing Company (the "Company") issued a press release regarding its intention to offer, subject to market and other conditions, $300 million of Senior Subordinated Notes due 2015 in a private offering. The Company intends to use the net proceeds of the proposed offering to reduce outstanding indebtedness under its revolving credit facility. A copy of this press release is included herein as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 21, 2005.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY
Date: March 21, 2005	By:	/s/ James P. Ulm, II
		Name:	James P. Ulm, II
		Title:	Senior Vice President and Chief Financial Officer

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURE